UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 2, 2023
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 Congress Avenue, Suite 1850
Austin, Texas 78701
(Address of principal executive offices, including zip code)

(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2023, the Board of Directors (the “Board of Directors”) of Upland Software, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The dividend is payable on May 12, 2023 (the “Record Date”), to the holders of record of shares of Common Stock as of 5:00 P.M., New York City time, on the Record Date. The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of May 2, 2023, as the same may be amended from time to time (the “Plan”), between the Company and Broadridge Corporate Issuer Solutions, LLC, as Rights Agent (the “Rights Agent”).

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to use its net operating loss carryforwards (“NOLs”) and other tax attributes to offset potential future income tax liabilities. The Company’s ability to use such NOLs and other tax attributes would be substantially limited if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”). Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to make it more difficult for the Company to undergo an ownership change by deterring any person from acquiring 4.9% or more of the outstanding shares of stock without the approval of the Board of Directors. The Board of Directors believes it is in the best interest of the Company and its stockholders to reduce the likelihood of an ownership change, which could harm the Company’s future operating results by effectively increasing the Company future tax liabilities.

The following description of the terms of the Plan (which includes, as exhibits thereto the Form of Certificate of Designations, the Form of Rights Certificate and the Summary of Rights to Purchase Preferred Stock) does not purport to be complete and is qualified in its entirety by reference to the detailed terms and conditions set forth in the Plan, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

The Rights

The Rights will be issued in respect of all shares of Common Stock outstanding on the Record Date. The Rights will initially trade with, and will be inseparable from, the Common Stock, and the record holders of shares of Common Stock will be the record holders of the Rights. The Rights will be evidenced only by certificates (or, in the case of uncertificated shares, by notations in the book-entry account system) that represent shares of Common Stock. Rights will also be issued in respect of any shares of Common Stock that shall become outstanding after the Record Date (including upon conversion of any shares of Series A Preferred Stock, par value $0.001 per share, of the Company) and, subject to certain exceptions specified in the Plan, prior to the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below).

Exercise; Distribution Date; Transfer of Rights; Right Certificates

The Rights are not exercisable until the Distribution Date. After the Distribution Date, each Right will be exercisable to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Series B Preferred”), at a purchase price of $18.00 per one one-thousandth of a share of Series B Preferred (the “Purchase Price”), subject to adjustment as provided in the Plan.

The “Distribution Date” is the earlier of (i) the close of business on the tenth day after the public announcement that a person or group has become an Acquiring Person (as defined below) or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person (the date described in this clause (i), the “Stock Acquisition Date”) and (ii) the close of business on the tenth business day (or such later date as the Board of Directors shall determine prior to such time as any person or group becomes an Acquiring Person) after the date that a tender or exchange offer by any person is commenced, the consummation of which would result in such person becoming an Acquiring Person. A person or group becomes an “Acquiring Person” upon acquiring beneficial ownership of 4.9% or more of the outstanding shares of Common Stock, except in certain situations specified in the Plan, including if any person beneficially owns 4.9% or more of the Common Stock immediately prior to the first public announcement of the adoption of the Plan (until such time as such person shall, after the first public announcement of the Plan, become the beneficial owner of one or more additional shares of Common Stock or, in the case of Ulysses Aggregator, LP, become the beneficial owner of, in the aggregate, a number of additional shares of Common Stock equal to 1% or more of the shares of Common Stock then outstanding).

Until the Distribution Date, the Rights will be transferred with and only with the Common Stock, and any transfer of shares of Common Stock will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the Common Stock and, as soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

Expiration Date

The Rights will expire on the earliest of (a) the close of business on May 1, 2024, (b) the time at which the Rights are redeemed or exchanged pursuant to the Plan, or (c) the time at which the Board of Directors determines that the Tax Benefits are utilized in all material respects or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes (such earliest date, the “Expiration Date”).

Process to Seek Exemption

The Plan includes a procedure whereby the Board of Directors will consider requests, prior to the Stock Acquisition Date, from any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.9% or more of the then outstanding shares of Common Stock. The Board of Directors will only grant an exemption in response to an exemption request if the Board of Directors determines that the acquisition of shares of Common Stock by the requesting person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits.

Consequences of a Person or Group Becoming an Acquiring Person

Flip-In Trigger. If any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the Purchase Price.

Flip-Over Trigger. If, after any person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or combination or 50% or more of its consolidated assets, cash flow or earning power are transferred, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person (or its parent) with whom the Company has engaged in the foregoing transaction having a market value of two times the Purchase Price.

Exchange Feature. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by an Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of Common Stock or fractions of Series B Preferred (such a share of Common Stock or a fraction of Series B Preferred, as applicable, an “Exchange Security”), at an exchange ratio of one Exchange Security per Right.

Redemption of the Rights

At any time before the Distribution Date, the Board of Directors may redeem the Rights in whole, but not in part, for $0.0001 per Right (the “Redemption Price”). The Redemption Price is payable, at the option of the Company, in cash, Common Stock or such other form of consideration as the Board of Directors shall determine. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Redemption Price will be subject to adjustment.

Amendment

For so long as the Rights are then redeemable, the Company may amend the Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Plan in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof).

Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company by virtue of holding such Right, including, without limitation, the right to vote and to receive dividends.

Anti-Dilution Provisions

The Board of Directors may adjust the Purchase Price, the number of shares of Series B Preferred issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Series B Preferred or Common Stock or certain other specified transactions. No adjustments to the Purchase Price of less than 1% are required to be made.

Description of the Series B Preferred

Each one one-thousandth of a share of Series B Preferred, if issued:

•Will not be redeemable.

•Will entitle holders to quarterly dividend payments of $.001 per one one-thousandth of a share of Series B Preferred, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

•Will entitle holders upon liquidation either to receive $.001 per one one-thousandth of a share of Series B Preferred, or an amount equal to the payment made on one share of Common Stock, whichever is greater.

•Will have the same voting power as one share of Common Stock.

•If shares of Common Stock are exchanged as a result of a merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

The value of one one-thousandth of a share of Series B Preferred should approximate the value of one share of Common Stock.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Plan, the Board of Directors approved a Certificate of Designations of the Series B Junior Participating Preferred Stock (the “Certificate of Designations”). The Certificate of Designations was filed with the Secretary of State of the State of Delaware on May 2, 2023. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Information.

On May 3, 2023, the Company issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.1	Certificate of Designations of Series B Junior Participating Preferred Stock of Upland Software, Inc., filed with the Secretary of State of the State of Delaware on May 2, 2023.
4.1	Tax Benefit Preservation Plan, dated as of May 2, 2023, by and between Upland Software, Inc. and Broadridge Corporate Issuer Solutions, LLC, as rights agent.
99.1	Press Release of Upland Software, Inc., dated May 3, 2023.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Kin Gill
Kin Gill Chief Legal Officer and Secretary
Date: May 3, 2023